UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
           Pursuant to Section 13 OR 15(d) of the Securities Exchange
                                   Act of 1934



         Date of Report (Date of earliest event reported): July 29, 2004


                    Federal Agricultural Mortgage Corporation
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


       Federally chartered
       instrumentality of
       the United States             0-17440              52-1578738
(State or other jurisdiction of    (Commission        (I.R.S. Employer
 incorporation or organization)    File Number)      Identification No.)



1133 21st Street, N.W., Suite 600, Washington, D.C.           20036
    (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (202) 872-7700


                                    No change
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

                  99 Press release dated July 29, 2004.

Item 9.  Regulation FD Disclosure.

     On July 29, 2004, the Registrant issued a press release to announce the Registrant's financial results for second quarter 2004. A copy of the press release is attached to this report as Exhibit 99 and is incorporated herein by reference.

     The information set forth above is being furnished under "Item 9. Regulation FD Disclosure" and "Item 12. Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL
                                       MORTGAGE CORPORATION



                                    By: /s/  Jerome G. Oslick
                                       ---------------------------------------
                                       Name:  Jerome G. Oslick
                                       Title: Vice President - General Counsel




Dated:      July 29, 2004



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                                  EXHIBIT INDEX

Exhibit No.                   Description                          Page No.
99                        Press  Release  Dated  July 29, 2004         5